Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending September 30, 2015 and 2014

	3rd Quarter
(in thousands, except per share data)	2015	2014	Change
Revenues
Oil, natural gas liquids and natural gas sales	$188,398	$350,773	$(162,375)
Gain on derivative instruments, net	107,173	147,735	(40,562)

Total revenues	295,571	498,508	(202,937)

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	54,598	67,720	(13,122)
Production and ad valorem taxes	13,366	25,729	(12,363)
Depreciation, depletion and amortization	149,781	139,104	10,677
Asset impairment	399,394	178,912	220,482
Exploration	493	8,417	(7,924)
General and administrative	23,631	27,784	(4,153)
Accretion of discount on asset retirement obligations	1,700	1,924	(224)
Loss on sale of assets and other	822	747	75

Total costs and expenses	643,785	450,337	193,448

Operating Income (Loss)	(348,214)	48,171	(396,385)

Other Income (Expense)
Interest expense	(10,084)	(11,522)	1,438
Other income	56	37	19

Total other expense	(10,028)	(11,485)	1,457

Income (Loss) From Continuing Operations Before Income Taxes	(358,242)	36,686	(394,928)
Income tax expense (benefit)	(130,338)	16,055	(146,393)

Income (Loss) From Continuing Operations	(227,904)	20,631	(248,535)

Discontinued Operations, net of tax
Loss from discontinued operations	—	(3,485)	3,485
Gain on disposal of discontinued operations	—	440,105	(440,105)

Income From Discontinued Operations	—	436,620	(436,620)

Net Income (Loss)	$(227,904)	$457,251	$(685,155)

Diluted Earnings Per Average Common Share
Continuing operations	$(2.89)	$0.28	$(3.17)
Discontinued operations	—	5.94	(5.94)

Net Income (Loss)	$(2.89)	$6.22	$(9.11)

Basic Earnings Per Average Common Share
Continuing operations	$(2.89)	0.28	$(3.17)
Discontinued operations	—	5.98	(5.98)

Net Income (Loss)	$(2.89)	$6.26	$(9.15)

Diluted Avg. Common Shares Outstanding	78,742	73,507	5,235

Basic Avg. Common Shares Outstanding	78,742	73,093	5,649

Dividends Per Common Share	$0.02	$0.15	$(0.13)

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 9 months ending September 30, 2015 and 2014

	Year-to-date
(in thousands, except per share data)	2015	2014	Change
Revenues
Oil, natural gas liquids and natural gas sales	$595,510	$1,057,447	$(461,937)
Gain on derivative instruments, net	90,245	9,498	80,747

Total revenues	685,755	1,066,945	(381,190)

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	175,933	199,861	(23,928)
Production and ad valorem taxes	45,783	81,102	(35,319)
Depreciation, depletion and amortization	434,005	399,568	34,437
Asset impairment	466,390	181,500	284,890
Exploration	12,274	21,218	(8,944)
General and administrative	94,338	93,499	839
Accretion of discount on asset retirement obligations	5,379	5,650	(271)
(Gain) loss on sale of assets and other	(26,046)	1,809	(27,855)

Total costs and expenses	1,208,056	984,207	223,849

Operating Income (Loss)	(522,301)	82,738	(605,039)

Other Income (Expense)
Interest expense	(33,086)	(27,374)	(5,712)
Other income	143	1,047	(904)

Total other expense	(32,943)	(26,327)	(6,616)

Income (Loss) From Continuing Operations Before Income Taxes	(555,244)	56,411	(611,655)
Income tax expense (benefit)	(200,319)	23,287	(223,606)

Income (Loss) From Continuing Operations	(354,925)	33,124	(388,049)

Discontinued Operations, net of tax
Income from discontinued operations	—	30,435	(30,435)
Gain on disposal of discontinued operations	—	439,055	(439,055)

Income From Discontinued Operations	—	469,490	(469,490)

Net Income (Loss)	$(354,925)	$502,614	$(857,539)

Diluted Earnings Per Average Common Share
Continuing operations	$(4.72)	$0.45	$(5.17)
Discontinued operations	—	6.41	(6.41)

Net Income (Loss)	$(4.72)	$6.86	$(11.58)

Basic Earnings Per Average Common Share
Continuing operations	$(4.72)	$0.45	$(5.17)
Discontinued operations	—	6.45	(6.45)

Net Income (Loss)	$(4.72)	$6.90	$(11.62)

Diluted Avg. Common Shares Outstanding	75,125	73,238	1,887

Basic Avg. Common Shares Outstanding	75,125	72,861	2,264

Dividends Per Common Share	$0.06	$0.45	$(0.39)

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of September 30, 2015 and December 31, 2014

(in thousands)	September 30, 2015	December 31, 2014
ASSETS
Current Assets
Cash and cash equivalents	$701	$1,852
Accounts receivable, net of allowance	99,297	157,678
Inventories	18,184	14,251
Assets held for sale	—	395,797
Derivative instruments	153,816	322,337
Prepayments and other	12,667	27,445

Total current assets	284,665	919,360

Property, Plant and Equipment
Oil and natural gas properties, net	5,182,497	5,152,748
Other property and equipment, net	48,739	46,389

Total property, plant and equipment, net	5,231,236	5,199,137

Other assets	15,646	19,761

TOTAL ASSETS	$5,531,547	$6,138,258

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$79,623	$101,453
Accrued taxes	27,555	5,530
Accrued wages and benefits	25,103	21,553
Accrued capital costs	101,486	207,461
Revenue and royalty payable	58,480	72,047
Liabilities related to assets held for sale	—	24,230
Pension liabilities	29,789	24,609
Deferred income taxes	9,908	79,164
Derivative instruments	3,079	988
Other	13,513	23,288

Total current liabilities	348,536	560,323

Long-term debt	750,081	1,038,563
Asset retirement obligations	100,781	94,060
Deferred income taxes	853,360	1,000,486
Noncurrent derivative instruments	2,924	—
Other long-term liabilities	10,968	30,222

Total liabilities	2,066,650	2,723,654

Total Shareholders’ Equity	3,464,897	3,414,604

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$5,531,547	$6,138,258

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending September 30, 2015 and 2014

	3rd Quarter
(in thousands, except sales price and per unit data)	2015	2014	Change
Operating and production data from continuing operations
Oil, natural gas liquids and natural gas sales
Oil	$160,531	$260,447	$(99,916)
Natural gas liquids	11,001	31,259	(20,258)
Natural gas	16,866	59,067	(42,201)

Total	$188,398	$350,773	$(162,375)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$5,760	$128,346	$(122,586)
Natural gas liquids	—	1,276	(1,276)
Natural gas	(6,924)	17,665	(24,589)

Total	$(1,164)	$147,287	$(148,451)

Closed gains (losses) on derivative instruments
Oil	$98,072	$(6,012)	$104,084
Natural gas liquids	—	873	(873)
Natural gas	10,265	5,587	4,678

Total	$108,337	$448	$107,889

Total revenues	$295,571	$498,508	$(202,937)

Production volumes
Oil (MBbl)	3,610	3,017	593
Natural gas liquids (MMgal)	44.4	46.5	(2.1)
Natural gas (MMcf)	7,362	15,156	(7,794)

Total production volumes (MBOE)	5,893	6,651	(758)

Average daily production volumes
Oil (MBbl/d)	39.2	32.8	6.4
Natural gas liquids (MMgal/d)	0.5	0.5	—
Natural gas (MMcf/d)	80.0	164.7	(84.7)

Total average daily production volumes (MBOE/d)	64.1	72.3	(8.2)

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$71.64	$84.33	$(12.69)
Natural gas liquids (per gallon)	$0.25	$0.69	$(0.44)
Natural gas (per Mcf)	$3.69	$4.27	$(0.58)
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$44.47	$86.33	$(41.86)
Natural gas liquids (per gallon)	$0.25	$0.67	$(0.42)
Natural gas (per Mcf)	$2.29	$3.90	$(1.61)
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$9.26	$10.18	$(0.92)
Production and ad valorem taxes	$2.27	$3.87	$(1.60)
Depreciation, depletion and amortization	$25.42	$20.91	$4.51
Exploration expense	$0.08	$1.27	$(1.19)
General and administrative*	$4.01	$4.18	$(0.17)
Net capital expenditures	$230,900	$356,725	$(125,825)

*	Includes pension and pension settlement expenses of $0.16 and $0.53 for the three months ended September 30, 2015 and 2014, respectively.

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 9 months ending September 30, 2015 and 2014

	Year-to-date
(in thousands, except sales price and per unit data)	2015	2014	Change
Operating and production data from continuing operations
Oil, natural gas liquids and natural gas sales
Oil	$491,158	$776,952	$(285,794)
Natural gas liquids	36,616	90,625	(54,009)
Natural gas	67,736	189,870	(122,134)

Total	$595,510	$1,057,447	$(461,937)

Open non-cash mark-to-market gains (losses) on derivative instruments
Oil	$(149,743)	$40,710	$(190,453)
Natural gas liquids	—	1,603	(1,603)
Natural gas	(27,939)	11,672	(39,611)

Total	$(177,682)	$53,985	$(231,667)

Closed gains (losses) on derivative instruments
Oil	$230,885	$(46,568)	$277,453
Natural gas liquids	—	1,228	(1,228)
Natural gas	37,042	853	36,189

Total	$267,927	$(44,487)	$312,414

Total revenues	$685,755	$1,066,945	$(381,190)

Production volumes
Oil (MBbl)	10,439	8,601	1,838
Natural gas liquids (MMgal)	125.5	129.2	(3.7)
Natural gas (MMcf)	27,774	43,956	(16,182)

Total production volumes (MBOE)	18,055	19,003	(948)

Average daily production volumes
Oil (MBbl/d)	38.2	31.5	6.7
Natural gas liquids (MMgal/d)	0.5	0.5	—
Natural gas (MMcf/d)	101.7	161.0	(59.30)

Total average daily production volumes (MBOE/d)	66.1	69.6	(3.50)

Average realized prices excluding effects of open non-cash mark-to-market derivative instruments
Oil (per barrel)	$69.17	$84.92	$(15.75)
Natural gas liquids (per gallon)	$0.29	$0.71	$(0.42)
Natural gas (per Mcf)	$3.77	$4.34	$(0.57)
Average realized prices excluding effects of all derivative instruments
Oil (per barrel)	$47.05	$90.33	$(43.28)
Natural gas liquids (per gallon)	$0.29	$0.70	$(0.41)
Natural gas (per Mcf)	$2.44	$4.32	$(1.88)
Costs per BOE
Oil, natural gas liquids and natural gas production expenses	$9.75	$10.52	$(0.77)
Production and ad valorem taxes	$2.54	$4.27	$(1.73)
Depreciation, depletion and amortization	$24.04	$21.03	$3.01
Exploration expense	$0.68	$1.12	$(0.44)
General and administrative*	$5.23	$4.92	$0.31
Net capital expenditures	$891,491	$950,993	$(59,502)

*	Includes pension and pension settlement expenses of $0.28 and $0.71 for the nine months ended September 30, 2015 and 2014, respectively.